                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Eric T. Steigerwalt
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:


     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2014.

/s/ Eric T. Steigerwalt
-----------------------------
Eric T. Steigerwalt

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Susan A. Buffum
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Susan A, Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of October, 2014.

/s/ Susan A. Buffum
-----------------------------
Susan A. Buffum

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of October, 2014.

/s/ Kumar Das Gupta
-----------------------------
Kumar Das Gupta

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2014.

/s/ Elizabeth M. Forget
-----------------------------
Elizabeth M. Forget

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Stephen M. Kessler
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Kessler, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2014.

/s/ Stephen M. Kessler
-----------------------------
Stephen M. Kessler

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 2014.

/s/ Lisa S. Kuklinski
-----------------------------
Lisa S. Kuklinski

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Dina R. Lumerman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.


IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2014.

/s/ Dina R. Lumerman
-----------------------------
Dina R. Lumerman

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Kieran R. Mullins
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran R. Mullins, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2014.

/s/ Kieran R. Mullins
-----------------------------
Kieran R. Mullins

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2014.

/s/ Peter M. Carlson
-----------------------------
Peter M. Carlson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                            Vice President - Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby constitute and appoint Michele H. Abate, John M. Richards, Trina Sandoval, and John B. Towers, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by MetLife Investors USA Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          (SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987, Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Series VA-4 File No. 333-169685, Series VA File No. 333-176374, Series L-4 File No. 333-176666, Series C File No. 333-176668, Series VA-4 File No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514, Marquis Portfolios File No. 333-179239, Series L-4 File No. 333-186204, and MetLife Investment Portfolio Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option File No. 333-197993),

     o MetLife Investors USA Variable Life Account A (Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 2014.

/s/ James J. Reilly
-----------------------------
James J. Reilly